Exhibit 99.1

IT IS WHO YOU KNOW™ 2008 Annual Shareholders’ Meeting Alan I. Rothenberg Chairman and Chief Executive Officer 1st Century Bancshares, Inc. Jason P. DiNapoli President and Chief Operating Officer 1st Century Bancshares, Inc.

2 Safe Harbor Statement Certain matters discussed in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements, include, but are not limited to, 1st Century Bancshares’ ability to provide greater flexibility for capital planning and operational expansion, navigate the difficult banking environment, maintain strong loan loss reserves and remain well capitalized and implement operational enhancements. These forward-looking statements, and other forward looking statements contained herein are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions and increased competition among financial service providers on 1st Century’s operating results, ability to attract deposit and loan customers and the quality of 1st Century’s earning assets; (2) government regulation; and (3) the other risks set forth in 1st Century’s reports filed with the U.S Securities and Exchange Commission. 1st Century does not undertake, and specifically disclaims, any obligation to revise or update any forward-looking statements for any reason.

3 Who is 1st Century Bank? Founded by successful CEOs, business leaders and professionals in the Los Angeles community Relationship bank designed to serve high net worth individuals, professionals, entrepreneurs and closely held and family owned businesses Headquartered in Century City $259 million in assets at March 31, 2008 Primary markets include: Secondary markets include: •Los Angeles •Pacific Palisades •Santa Monica •West Los Angeles •Westwood •Bel Air •Beverly Hills •Brentwood •Century City •Downtown Los Angeles •San Fernando Valley •South Bay/Long Beach

4 Why 1st Century Bank? Highly focused market position Strong balance sheet Sound credit quality Exceptional deposit base Commitment to long-term shareholder value

5 Focused Market Position Headquartered in Century City – excellent market for independent bank Core customer base concentrated in the West Los Angeles area Represents more than $14 billion in deposit opportunities Board, management and investors deeply rooted in the community Pacific Ocean Santa Monica Century City Beverly Hills Westwood Pacific Palisades Brentwood West LA Bel Air

6 Product Enhancement Opportunities Approach: High tech – High touch • Upgraded core systems • Remote Deposit – successful implementation in 2007, continued installations • Package products to high net worth individuals and small businesses Outcome: Customer experience enhanced to attract high DDA clients

IT IS WHO YOU KNOW™ Financial Overview

8 Well Capitalized % to be categorized well capitalized Capital Ratios (at March 31, 2008) 35% 30% 25% 20% 15% 10% 5% 0% 24.10% 27.38% 28.60% Tier 1 Leverage Ratio Tier 1 Risk-Based Capital Ratio Total Risk-Based Capital Ratio

9 Growing Asset Base Total Assets ($millions) Asset Composition (at March 31, 2008) 3-year CAGR = 37.6% (2004 – 2007)  $86 $162 $201 $224 $259 2004 2005 2006 2007 Q1 2008 Investments 18% All other assets 15% Loans 67%

10 Loan Portfolio Gross Loans ($millions) 3-year CAGR = 73.4% (2004 – 2007) Loan Composition (at March 31, 2008) Commercial & Industrial 57% RE Residential Mortgage 1% RE Commercial Mortgages 26% RE Land & Construct ion 8% Home Equity 5% Consumer Other 3% $33 $86 $128 $172 $177 2004 2005 2006 2007 Q1 2008

11 Vigilance to Credit Quality Relationship banking – knowing your customer Balanced loan portfolio – managing risk Manageable commercial real estate portfolio • Recourse real estate lending to strong sponsors • 40% of total loan portfolio Within regulatory guidelines of 300% of capital Under weighted versus peers (peer* average is = 74% real estate portfolio) Strong risk management process • Regular portfolio reviews • Proactive communication with customers • Industry knowledge *FDIC Uniform Bank Performance Report as of March 31, 2008 (Bank assets <$750 million, established in 2004)

12 Conservative Risk Management Non-Performing Assets to Total Loans Net Charge-Offs to Average Total Loans (annualized) Allowance for Loan Losses to Gross Loans *FDIC Uniform Bank Performance Report as of March 31, 2008 (Bank assets <$750 million, established in 2004) 1.22%* 1.20%* 1.20%* 1.22%* 0.00% 0.00% 0.00% 0.00% 0.33% 2004 2005 2006 2007 2008 Q1 0.00% 0.00% 0.00% 0.00% 0.33% 2004 2005 2006 2007 2008 Q1 1.00% 1.35% 1.30% 1.37% 1.35%

13 Deposit Trends Total Deposits ($ in millions) Deposit Composition (at March 31, 2008) 3-year CAGR = 36.3% (2004 – 2007)

14 Net Interest Margin

15 Revenue and Earnings Growth Net Interest and Non Interest Income Non Interest Income Net Interest Income ($millions) Net Income (Loss) ($thousands) 2007* 2006 2005 2004 * Net income for the 2007 fourth quarter included a $2.1 million income tax benefit related to the reversal of a valuation allowance previously recorded against deferred tax assets. The valuation allowance was reversed as a result of the Bank’s positive earnings trend over the last four quarters.

16 Quarterly Revenue and Earnings Net Interest and Non Interest Income Non Interest Income Net Interest Income ($millions) Net Income ($thousands) *Net income for the 2007 fourth quarter included a $2.1 million income tax benefit related to the reversal of a valuation allowance previously recorded against deferred tax assets . The valuation allowance was reversed as a result of the Bank’s positive earnings trend over the last four quarters. **Income before taxes was $350,000. There was no tax expense in 2007.

IT IS WHO YOU KNOW™ Shareholder Value

18 Industry Challenges Deteriorating economic and business environment Subprime mortgage crisis Asset quality issues industry wide Rapid Fed funds rate reduction significantly pressuring margins Industry wide decline in valuations for financial stocks

# Building Shareholder Value

## Comparative Stock Price California Banks $100 - $250 million in assets

| Institution | 3/31/2007-3/31/2008 %Change in Price* |
|---|---|
| America California Bank | -0.26% |
| 1st Enterprise Bank | -1.11% |
| Delta National Bancorp | -10.83% |
| California Community Bank | -15.63% |
| Comm. Bank of Santa Maria | -15.66% |
| Santa Cruz County Bank | -16.29% |
| **1st Century Bancshares, Inc.** | **-17.24%** |
| Uniti Financial Corp. | -17.65% |
| Summit Bancshares Inc. | -18.95% |
| Security Bank of California | -19.32% |
| Private Bank of the Peninsula | -20.00% |
| Liberty Bancorp Inc. | -20.38% |
| Pacific Commerce Bank N.A. | -23.08% |
| Mission Community Bancorp | -23.42% |
| Redwood Capital Bancorp | -23.44% |
| Private Bank of California | -26.15% |
| Golden State Business Bank | -27.00% |
| Commerce National Bank | -27.41% |
| Mission Oaks Bancorp | -27.59% |
| First Mountain Bancorp | -29.41% |

| Institution | 3/31/2007-3/31/2008 %Change in Price* |
|---|---|
| Discovery Bancorp | -29.57% |
| Security Bus. Bank of SD | -30.38% |
| Pacific Valley Bank CA | -32.72% |
| Bank On It Inc. | -32.80% |
| Mission Bancorp | -35.00% |
| ICB Financial | -35.48% |
| Beach Business Bank | -35.76% |
| Granite Bancshares | -36.67% |
| Orange Community Bancorp | -39.24% |
| California Oaks State Bank | -39.73% |
| Mission Valley Bancorp | -40.35% |
| Bank of Santa Clarita | -40.93% |
| Premier Service Bank | -41.11% |
| Coast Bancorp | -42.31% |
| Valley Community Bank | -43.01% |
| No. California Bancorp, Inc. | -46.47% |
| Desert Commercial Bank | -49.37% |
| First Standard Bank | -52.27% |
| CalWest Bancorp | -54.55% |
| Service 1st Bank | -62.50% |

**Average: -28.75%**

*Figures derived from Carpenter & Company Monthly Stock Performance Report March 31, 2007 and 2008

19

20 Building Shareholder Value CVB Financial Corp. -10.7% American Business Bank -12.1% 1st Century Bancshares, Inc. -18.3% Ares Capital Corp. -26.8% Nara Bancorp Inc. -26.9% Paula Financial -29.4% Anworth Mortgage Asset Corp. -30.1% Mission Valley Bancorp -33.6% City National Corp. -33.8% First California Financial Group Inc. -34.0% Wilshire Bancorp Inc. -35.5% Broadway Financial Corp. -36.5% K-Fed Bancorp -37.0% Center Financial Corp. -39.7% Saehan Bancorp -45.4% First Regional Bancorp -51.3% Cathay General Bancorp -51.8% Beverly Hills Bancorp Inc. -53.2% Hanmi Financial Corp. -60.3% East West Bancorp Inc. -65.5% Preferred Bank -73.5% FirstFed Financial Corp. -75.8% Alliance Bancshares -82.2% Countrywide Financial Corp. -87.8% IndyMac Bancorp Inc. -93.6% PFF Bancorp Inc. -94.1% Los Angeles Business Journal Financial Services Stock Index - 52 week change* *Los Angeles Business Journal Financial Services Stock Index from May 19, 2008 issue in the Investments & Finance Section

# Building Shareholder Value

## Selected Financial Performance

Class of 2004 De Novo Banks in California*

| Name (City) | 12/31/2007 Total Assets (000s) | 12/31/2007 Total Deposits (000s) | 12/31/2007 Sh. Equity (000s) | 12/31/2007 Net Income (000s) | 12/31/2007 Return on Avg. Assets | 12/31/2007 Return on Avg. Equity |
|---|---|---|---|---|---|---|
| **1st Century Bank, N.A Los Angeles, CA** | 223,855 | 161,192 | 58,612 | 2,912 | 1.4% | 5.2% |
| Bank of Santa Clarita Santa Clarita, CA | 144,150 | 110,285 | 18,550 | (331) | (0.3%) | (1.8%) |
| Bay Commercial Bank Walnut Creek, CA | 90,710 | 69,793 | 15,238 | 1,207 | 1.5% | 8.3% |
| Beach Business Bank Manhattan Beach, CA | 213,993 | 172,685 | 37,386 | 595 | 0.3% | 1.6% |
| Charter Oak Bank Napa, CA | 106,678 | 88,558 | 15,935 | 46 | 0.1% | 0.3% |
| Independence Bank Newport Beach, CA | 383,045 | 229,025 | 34,776 | 1,652 | 0.5% | 4.9% |
| Mother Lode Bank Sonora, CA | 67,393 | 58,745 | 8,363 | (301) | (0.5%) | (3.6%) |
| Pacific Valley Bank Salinas, CA | 160,785 | 139,202 | 17,781 | (2,499) | (1.9%) | (13.4%) |
| Point Loma Co. Bank San Diego, CA(1) | 56,436 | 49,140 | 7,193 | 167 | 0.3% | 2.4% |
| Redwood Capital Bank Eureka, CA | 128,708 | 117,233 | 10,920 | 879 | 0.8% | 8.9% |
| Santa Cruz Cty. Bank Santa Cruz, CA | 160,369 | 139,009 | 19,151 | 80 | 0.7% | 5.3% |
| **Average:** | **157,829** | **121,352** | | **482** | **0.7%** | **5.0%** |
| **Median:** | **144,150** | **117,233** | | **595** | **0.5%** | **4.9%** |

(1) Majority owned by Capitol Bancorp, Lansing, Michigan – part of a multi-bank holding company structure.
* Selected information provided by Findley Reports, Inc.

21

22 Building Shareholder Value Key Objective – Increase Shareholder Value by Growing Core Deposit Base Personnel acquisition Regional office expansion Possible bank acquisition Possible branch acquisition

23 Why 1st Century Bank? Because..... NO subprime loans NO subprime CDOs, SIV, Structured investments NO liquidity crisis NO credit crunch And..... Highly focused in deposit rich market More than “well” capitalized Outstanding asset quality Opportunities to grow Management and staff dedicated to enhanced customer experience

24 1st Century Bank At or for the years ended December 31, At or for the 3 months 2004 2005 2006 2007 ended March 31, 2008 (in thousands, except per share and share data) Total Assets $ 86,147 $ 161,635 $ 200,752 $ 223,855 $ 258,655 Loans, net(1) 33,197 84,988 126,312 169,864 174,568 Total deposits 64,015 107,090 145,087 161,193 192,936 Total stockholders’ equity 21,563 53,116 54,109 58,612 59,317 Income (loss) before income taxes (2,820) (2,218) 145 792 350 Tangible book value per share(2) $ 4.12 $ 5.47 $ 5.53 $ 5.91 $ 5.98 (1) Total gross loans less allowance for loan losses and net unearned fee income. (2) Adjusted for 2-for-1 stock split that occurred on February 28, 2005.

25 1st Century Bank Ranked one of the top 50 places to work in 2007 5 Star Ranking from BauerFinancial

# 1st Century Bank

The best way to contribute to *building shareholder value* is to refer business to us.

Please call or email us:

| | | | |
|---|---|---|---|
| **Alan Rothenberg** | CEO/Chairman | 310.270.9501 | arothenberg@1stcenturybank.com |
| **Jason DiNapoli** | President | 310.270.9505 | jdinapoli@1stcenturybank.com |
| **Steve Goodrich** | Head of Banking | 310.270.9518 | sgoodrich@1stcenturybank.com |
| **Bonnie Rubin** | Team Leader | 310.270.9511 | brubin@1stcenturybank.com |
| **Leah Duke** | Team Leader | 310.270.9510 | lduke@1stcenturybank.com |
| **Anita Lawler** | Branch Manager | 310.270.9550 | alawler@1stcenturybank.com |

26